Exhibit 21.1
Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
ACN Group IPA of New York, Inc.	NY	OptumHealth Care Solutions, Inc.
ACN Group of California, Inc.	CA	OptumHealth Care Solutions, Inc.	OptumHealth Physical Health of California
Aeromil Táxi Aéreo Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
AHJV MSO, Inc.	DE	AHJV, Inc.
AHJV, Inc.	DE	NAMM Holdings, Inc. - 75% Humana Inc. - 25%
A-Life Medical, Inc.	CA	OptumInsight, Inc.
All Savers Insurance Company	IN	Golden Rule Financial Corporation
All Savers Life Insurance Company of California	CA	Golden Rule Financial Corporation
American Medical Security Life Insurance Company	WI	Golden Rule Financial Corporation	UnitedHealthOne
AmeriChoice Corporation	DE	UnitedHealth Group Incorporated
AmeriChoice Health Services, Inc.	DE	AmeriChoice Corporation
AmeriChoice of Connecticut, Inc.	CT	AmeriChoice Corporation
AmeriChoice of Georgia, Inc.	GA	AmeriChoice Corporation
AmeriChoice of New Jersey, Inc.	NJ	AmeriChoice Corporation	UnitedHealthcare Community Plan
Amico Saúde Ltda.	Brazil	Amil Participações S.A.
Amil Assistência Médica Internacional S.A.	Brazil	Amil Participações S.A.
Amil Clinical Research Participações Ltda.	Brazil	Amil Lifesciences Participações Ltda.
Amil Lifesciences Participações Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Amil Participações S.A.	Brazil	Mind Solutions, S.A.
Amil Planos por Administração Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Aperture Credentialing, Inc.	DE	OptumInsight, Inc.
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare of Arizona, Inc.	UnitedHealthcare Arizona Physicians IPA
ASI Global, LLC	TX	FrontierMEDEX, Inc.
ASL Assistência a Saúde Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Aveta Arizona, Inc.	Az	NAMM Holdings, Inc.
Aveta Colorado, Inc.	DE	NAMM Holdings, Inc.
Aveta Health Solutions Inc.	DE	NAMM Holdings, Inc.
Aveta Inc.	DE	Collaborative Care Holdings, LLC

Aveta Kansas City, Inc.	KS	NAMM Holdings, Inc.
Aveta Tennessee, Inc.	DE	NAMM Holdings, Inc.
Axolotl Corp.	DE	OptumInsight, Inc.	Axolotl OptumInsight Corp
bConnected Software, Inc.	DE	Connextions, Inc.
Behavioral Healthcare Options, Inc.	NV	Sierra Health Services, Inc.
Bosque Medical Center S.A.	Brazil	Amil Assistenência Médica Internacional S.A.
Canada Health Group International Limited	Canada	FrontierMEDEX Canada Holdings Ltd.
CanReg (Europe) Limited	Ireland	OptumInsight (Canada) Inc..
Care Improvement Associates of Texas, Inc.	TX	XLHealth Corporation
Care Improvement Plus Group Management, LLC	MD	XLHealth Corporation
Care Improvement Plus of Maryland, Inc.	MD	XLHealth Corporation
Care Improvement Plus of Texas Insurance Company	TX	XLHealth Corporation
Care Improvement Plus Practitioners, LLC	MD	XLHealth Corporation
Care Improvement Plus South Central Insurance Company	AR	XLHealth Corporation
Care Improvement Plus Wisconsin Insurance Company	WI	XLHealth Corporation
CareMedic Systems, Inc.	CA	OptumInsight, Inc.
Ceame – Centro Especializado de Atendimento Médico S/C Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Cemed Care Empressa de Atendimento Clínico Geral Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
ChinaGate (Hong Kong) Limited	Hong Kong	Optum, Inc.	OptumInsight
ChinaGate Company Limited	China	ChinaGate (Hong Kong) Ltd.
Citrus Health Care, Inc.	FL	PHC Holdings of Florida, Inc.
Coachella Valley Physicians of PrimeCare, Inc.	CA	PrimeCare Medical Network, Inc.
Collaborative Care Holdings, LLC	DE	OptumHealth Holdings, LLC
Collaborative Care Services, Inc.	DE	Collaborative Care Holdings, LLC
Collaborative Care Solutions, LLC.	DE	Collaborative Care Services, Inc.
Comfort Care Transportation, LLC	TX	WellMed Medical Management, Inc.
Commonwealth Administrators, LLC	KY	UMR, Inc.
Connextions HCI NM, LLC	NM	Connextions, Inc.
Connextions HCI, LLC	FL	Connextions, Inc.
Connextions, Inc.	FL	OptumHealth Holdings, LLC	Connextions Connextions Health
Corporate Support Limited	UK	Personal Performance Consultants UK Limited

DBP Services of New York IPA, Inc.	NY	Dental Benefit Providers, Inc.
Dental Benefit Providers of California, Inc.	CA	Dental Benefit Providers, Inc.	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	IL	Dental Benefit Providers, Inc.
Dental Benefit Providers, Inc.	DE	United HealthCare Services, Inc.	DBP Services DBP Services Inc.
Distance Learning Network, Inc.	DE	OptumHealth Holdings, LLC	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC	UnitedHealthcare Insurance Company
Electronic Network Systems, Inc.	DE	OptumInsight, Inc.
ELG FZE	Dubai	FrontierMEDEX Limited
Esho – Empresa de Serviços Hospitalares S.A	Brazil	Amil Assistenência Médica Internacional S.A.
Etho – Empresa de Tecnologia Hospitalar Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Evercare Collaborative Solutions, Inc.	DE	Ovations, Inc.
Evercare Hospice, Inc.	DE	Collaborative Care Holdings, LLC
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Atlanta
Evercare Palliative Services of Cincinnati
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Cleveland
Evercare Palliative Services Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Eugene
Evercare Palliative Services of Houston
Evercare Palliative Services of Phoenix
Evercare Palliative Services of Portland
Evercare Palliative Services of Salem
Evercare Palliative Services of Tucson
Evercare Palliative Services of Vienna

Evercare of Arizona, Inc.	AZ	Ovations, Inc.	Evercare Select UnitedHealthcare Community Plan
Excellion Serviços Biomédicos S.A.	Brazil	Esho – Emp. Serv. Hosopitalares S.A

Excelsior Med S.A.	Brazil	Amil Assistenência Médica Internacional S.A.
Executive Health Resources, Inc.	PA	OptumInsight, Inc.
Exlogs EBT Holdings Limited	Jersey	FrontierMEDEX Limited
Exlogs HSE, Inc. (Canada)	Canada	FrontierMEDEX Canada Holdings Ltd.
Exploration for Mine Clearance, LLC	Iraq	FrontierMEDEX Limited
Exploration Logisitcs Newfoundland Limited	Canada	FontierMEDEX Canada Limited
Exploration Logisitics Group for Medical Services PLC LTD	Iraq	FrontierMEDEX Limited
Exploration Logistics BC Limited	Canada	FontierMEDEX Canada Limited
Exploration Logistics Limited	UK	FrontierMEDEX Limited
Exploration Logistics Nova Scotia Limited	Canada	FontierMEDEX Canada Limited
Family Health Care Services	NV	Sierra Health Services, Inc.
Family Home Hospice, Inc.	NV	Sierra Health Services, Inc.	COU, Inc.
Fernandópolis Assistência Médica Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
FMG Holdings, LLC	DE	UnitedHealth Group Incorporated
Focus EAP Ltd.	UK	Personal Performance Consultants UK Limited
FOHP, Inc.	NJ	Oxford Health Plans LLC
FontierMEDEX Canada Limited	Canada	Canada Health Group International Limited
FOR HEALTH OF ARIZONA, INC.	AZ	For Health, Inc.	INSPRIS of Arizona
For Health, Inc.	DE	Inspiris, Inc.
Frontier Medical Services Limited	UK	FrontierMEDEX Limited
FrontierMEDEX (RMS), Inc.	DE	FMG Holdings, LLC
FrontierMEDEX Canada Holdings Ltd.	Canada	FrontierMEDEX Limited
FrontierMEDEX Canada Limited	Canada	Canada Health Group International Limited
FrontierMEDEX Government Services, LLC	DE	FMG Holdings, LLC
FrontierMEDEX Group Limited	UK	UnitedHealthcare International I, B.V.
FrontierMEDEX Limited	UK	FrontierMEDEX UK Limited
FrontierMEDEX UK Limited	UK	FrontierMEDEX Group Limited
FrontierMEDEX US, Inc.	DE	FMG Holdings, LLC
FrontierMEDEX, Inc.	MN	FrontierMEDEX US, Inc.
Golden Rule Financial Corporation	DE	UnitedHealth Group Incorporated
Golden Rule Insurance Company	IN	Golden Rule Financial Corporation	UnitedHealthOne
H&W Indemnity, (SPC), Ltd.	Caymans	UnitedHealth Group Incorporated

Health Net Insurance of New York, Inc.	NY	Oxford Health Plans LLC
Health Net of Connecticut, Inc.	CT	Oxford Health Plans LLC
Health Net of New Jersey, Inc.	NJ	FOHP, Inc.
Health Net of New York, Inc.	NY	Oxford Health Plans LLC
Health Net Services (Bermuda) Ltd.	Bermuda	Oxford Health Plans LLC
Health Plan of Nevada, Inc.	NV	Sierra Health Services, Inc.
Health Technology Analysts Pty. Limited	Australia	OptumInsight, Inc.	Innovus OptumInsight
HealthAllies, Inc.	DE	OptumHealth Holdings, LLC	OptumHealth Allies UnitedHealth Allies
Hospice Inspiris Holdings, Inc.	TN	Inspiris, Inc.
Hospice Inspiris of Pennsylvania, Inc.	TN	Hospice Inspiris Holdings, Inc.
Hospice Inspiris of Texas, Inc.	TN	Hospice Inspiris Holdings, Inc.
Hospice Inspiris, LLC	TN	FOR HEATLH OF ARIZONA, INC.
Hospital Alvorada de Taguatinga Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Hygeia Corporation	DE	UnitedHealth International, Inc.
Hygeia Corporation (Ontario)	Ontario	UnitedHealth Group International LP
Imed Star Serviços Médicos e Odontológicos Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Independent Physician Management Services, Inc.	DE	Collaborative Care Holdings, LLC
Information Network Corporation	AZ	AmeriChoice Corporation
Informed Choice HealthCare Alliance, Inc.	IL	North American Medical Management - Illinois, Inc.
Ingenix Innovus (Netherlands) B.V.	Netherlands	Optum, Inc.	OptumInsight
Ingenix UK Holdings Limited	UK	Optum, Inc.
Ingram & Associates, LLC	TN	Payment Resolution Services, LLC	Ingram BPO Services, LLC Ingram & Associates, LLC (Tennessee) Ingram & Associates, (Tennessee) LLC
INSPIRIS of New York IPA, Inc.	NY	Inspiris, Inc.	Care Level Management of New York INSPIRIS of New York IPA
INSPIRIS of New York Management, Inc.	NY	Inspiris, Inc.	INSPIRIS of New York Management
Inspiris of Tennessee, Inc.	TN	Inspiris, Inc.
INSPIRIS of Texas Physician Group	TX	Inspiris Services Company
Inspiris Services Company	TN	Inspiris, Inc.	Care Level Management of Florida Inspiris of Florida
Inspiris, Inc.	DE	Collaborative Care Holdings, LLC

International Psychological Services Pty Limited	Australia	PPC Worldwide Holdings Pty. Ltd.
Lifeprint East, Inc.	DE	Collaborative Care Holdings, LLC
Lifeprint Health, Inc.	DE	Collaborative Care Holdings, LLC
LighthouseMD, Inc.	RI	OptumInsight, Inc.
Logisitics Health, Inc.	WI	OptumHeatlh Holdings, LLC
Lynx Medical Systems, Inc.	WA	Picis, Inc.
MAMSI Insurance Resources, LLC	MD	OneNet PPO, LLC
MAMSI Life and Health Insurance Company	MD	United HealthCare Services, Inc.	MAMSI Life and Health MLH
Managed Physical Network, Inc.	NY	OptumHealth Care Solutions, Inc.
MD Ops, Inc.	CA	North American Medical Management California, Inc.
MD-Individual Practice Association, Inc.	MD	United HealthCare Services, Inc.	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED
Medekit.com Limited	UK	FrontierMEDEX Limited
MEDEX Insurance Services, Inc.	MD	FrontierMEDEX, Inc.
Medica Health Plans of Florida, Inc.	FL	United HealthCare Services, Inc.	EZ Care
Medica Healthcare Plans, Inc.	FL	United HealthCare Services, Inc.
Medical Preparatory School of Allied Health, LLC	TX	WellMed Medical Management, Inc.
Medical Transportation Services, LLC	FL	United HealthCare Services, Inc.
Midwest Security Life Insurance Company	WI	UnitedHealthcare, Inc.
Mind Solutions, S.A.	Brazil	Polar II Fundo de Investimento em Participações
Mohave Valley Hospital, Inc.	AZ	Southwest Medical Associates, Inc.
Monarch Management Services, Inc.	DE	Collaborative Care Holdings, LLC
NAMM Holdings, Inc.	DE	Aveta Inc.
NAMM West, Inc.	AZ	North American Medical Management California, Inc.
National Pacific Dental, Inc.	TX	PacificDental Benefits, Inc.
Neighborhood Health Partnership, Inc.	FL	UnitedHealthcare, Inc.	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN	Payment Resolution Services, LLC
Nevada Medical Services LLC	NV	Collaborative Care Services, Inc.
Nevada Pacific Dental	NV	Dental Benefit Providers, Inc.

North American Medical Management - Illinois, Inc.	IL	NAMM Holdings, Inc.
North American Medical Management California, Inc.	TN	NAMM Holdings, Inc.
Northern Nevada Health Network, Inc.	NV	Sierra Health Services, Inc.
OneNet PPO, LLC	MD	UnitedHealthcare Insurance Company
Optimum Choice, Inc.	MD	United HealthCare Services, Inc.	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED Optimum Choice Advantage
Optum (Argentina) SRL	Argentina	Ingenix Innovus (Netherlands) B.V.
Optum (France) SAS	France	Ingenix Innovus (Netherlands) B.V.
Optum (Spain) S.A.U.	Spain	Ingenix Innovus (Netherlands) B.V.
Optum Clinical Services, Inc.	DE	Collaborative Care Holdings, LLC
Optum Government Services, Inc.	DE	OptumInsight, Inc.	Integris Integris, Inc.
Optum Labs, Inc.	DE	Optum, Inc.
Optum Public Sector Solutions, Inc.	DE	OptumInsight, Inc.	Ingenix Public Sector Solutions Ingenix Public Sector Solutions, Inc.
Optum Services, Inc.	DE	Optum, Inc.
Optum, Inc.	DE	United HealthCare Services, Inc.
Optum Bank, Inc.	UT	OptumHealth Financial Services, Inc.	Exante Bank
OptumHealth Care Solutions, Inc.	MN	OptumHealth Holdings, LLC	OptumHealth Care Solutions
OptumHealth Financial Services, Inc.	DE	OptumHealth Holdings, LLC
OptumHealth Holdings, LLC	DE	Optum, Inc.
OptumHealth International B.V.	Netherlands	Optum, Inc.
OptumInsight (Canada) Inc.	Canada	OptumInsight, Inc.	CanReg Innovus Optum (TM) OptumAperçu OptumInsight OptumInsight (Canada) Inc. Société CanReg Société OptumInsight (Canada)
OptumInsight (Deutschland) GmbH	Germany	Ingenix Innovus (Netherlands) B.V.
OptumInsight (Singapore) Pte. Ltd.	Singapore	OptumInsight, Inc.
OptumInsight (Sweden) AB	Sweden	Ingenix Innovus (Netherlands) B.V.
OptumInsight Holdings, LLC	DE	Optum, Inc.

OptumInsight Italy S.r.l.	Italy	Ingenix Innovus (Netherlands) B.V.
OptumInsight Korea LLC	Republic of Korea	Optum, Inc.
OptumInsight Life Sciences, Inc.	DE	OptumInsight, Inc.	CanReg Innovus QualityMetric QualityMetric Incorporated
OptumInsight Poland sp. z.o.o.	Poland	Ingenix Innovus (Netherlands) B.V.
OptumInsight, Inc.	DE	OptumInsight Holdings, LLC	Ingenix Ingenix, Inc.
OptumRx Holdings, LLC	DE	Optum, Inc.
OptumRx NY IPA, Inc.	NY	OptumRx, Inc.
OptumRx, Inc.	CA	OptumRx Holdings, LLC	Prescription Solutions PRESCRIPTION SOLUTIONS FirstLine Medical
Orion Participações e Administração Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
Ovations, Inc.	DE	United HealthCare Services, Inc.
Oxford Benefit Management, Inc.	CT	Oxford Heath Plans LLC
Oxford Health Insurance, Inc.	NY	Oxford Health Plans (NY), Inc.
Oxford Health Plans (CT), Inc.	CT	Oxford Heath Plans LLC
Oxford Health Plans (NJ), Inc.	NJ	Oxford Heath Plans LLC
Oxford Health Plans (NY), Inc.	NY	Oxford Heath Plans LLC
Oxford Heath Plans LLC	DE	UnitedHealth Group Incorporated	Oxford Agency - Oxford Health Plans, Inc.
PacifiCare Life and Health Insurance Company	IN	United HealthCare Services, Inc.	UnitedHealthOne
PacifiCare Life Assurance Company	CO	United HealthCare Services, Inc.	UnitedHealthOne
PacifiCare of Arizona, Inc.	AZ	United HealthCare Services, Inc.	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	United HealthCare Services, Inc.	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	NV	United HealthCare Services, Inc.	PacifiCare Secure Horizons
Paularino Third Party Administrators, Inc.	Canada	For Health, Inc.
Payment Resolution Services, LLC	TN	OptumInsight, Inc.	Healthcare Data SolutionsAIM Healthcare Services AIM Healthcare Services, LLC AIM Services Healthcare Data Solutions Overpayment Recovery Services
Personal Performance Consultants India Private Limited	India	OptumHealth International B.V.
Personal Performance Consultants UK Limited	UK	PPC International, L.L.C.
PHC Holdings of Florida, Inc.	TX	PHC Subsidiary Holdings, LLC
PHC Subsidiary Holdings, LLC	TX	United HealthCare Services, Inc.

Physician Care Partners, Inc.	IL	North American Medical Management - Illinois, Inc.
Physicians Health Choice of Arkansas, Inc.	AR	PHC Subsidiary Holdings, LLC
Physicians Health Choice of New Mexico, Inc.	NM	PHC Subsidiary Holdings, LLC
Physicians Health Choice of Texas, LLC	TX	PHC Subsidiary Holdings, LLC	Physicians Health Choice
Physicians Heath Plan of Maryland, Inc.	MD	United HealthCare Services, Inc.
Picis, Inc.	DE	OptumInsight, Inc.	Lynx Medical Systems
Picis, Ltd.	UK	Picis, Inc.
Polar II Fundo de Investimento em Participações	Brazil	UnitedHealthcare International IV S.á.r.l.
Positive People Company	PRC	PPC International, L.L.C.
PPC International II, LLC	MO	United Behavioral Health
PPC International, L.L.C.	MO	Optum, Inc.	PPC Worldwide
PPC Worldwide Canada EAP Services Ltd.	Canada	PPC International, L.L.C.	Interlock Employee and Family Assistance
PPC Worldwide Pte. Ltd.	Singapore	International Psychological Services Pty, Limited
PPC Worldwide Pty Ltd	Australia	Personal Performance Consultants UK Limited
ppoONE, Inc.	DE	United HealthCare Services, Inc.
Preferred Care Partners Holding, Corp.	FL	United HealthCare Services, Inc.
Preferred Care Partners Medical Group, Inc.	FL	Preferred Care Partners Holding Corp.
Preferred Care Partners Medical Group of Westchester
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of North Shore

Preferred Care Partners, Inc.	FL	Preferred Care Partners Holding Corp.	CareFlorida Preferred Care Partners Holding Corp.
Premier Choice ACO, Inc.	CA	PrimeCare Medical Network, Inc.
Prime Community Care of Central Valley, Inc.	CA	PrimeCare Medical Network, Inc.
Prime Health, Inc.	NV	Sierra Health Services, Inc.	Med One Works
PrimeCare Medical Network, Inc.	CA	NAMM Holdings, Inc.
PrimeCare of Banning-Beaumont, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Citrus Valley, Inc.	CA	PrimeCare Medical Network, Inc. - 80% Citrus Valley Medical Associates, Inc. - 20%

PrimeCare of Corona, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Hemet Valley, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Inland Valley, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Moreno Valley, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Pomona Valley, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Redlands, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Riverside, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of San Bernardino, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Sun City, Inc.	CA	PrimeCare Medical Network, Inc.
PrimeCare of Temecula, Inc.	CA	PrimeCare Medical Network, Inc.
ProcessWorks, Inc.	WI	UnitedHealthcare, Inc.
Promarket Propaganda e Marketing Ltda.	Brazil	Amil Assistenência Médica Internacional S.A.
QSSI Technologies India Private Limited	India	Quality Software Services, Inc.	QSSI
Quality Software Services, Inc.	MD	OptumInsight, Inc.
R&H Family Fitness Unlimited LLC	TX	WellMed Medical Management, Inc.	Family Fitness Limited Elvira Cisneros Community Center by WellMed
Savvysherpa Asia, Inc.	Philippines	UnitedHealth Group International B.V
Savvysherpa Asia, LLC	MN	United HealthCare Services, Inc.
ScriptSwitch Holdings Limited	UK	Ingenix UK Holdings Limited
ScriptSwitch Limited	UK	ScriptSwitch Holdings Limited
Senior Care Partners, Inc.	IL	North American Medical Management - Illinois, Inc.
Sierra Health and Life Insurance Company, Inc.	CA	Sierra Health Services, Inc.
Sierra Health Services, Inc.	NV	UnitedHealthcare, Inc.
Sierra Health-Care Options, Inc.	NV	Sierra Health Services, Inc.
Sierra Home Medical Products, Inc.	NV	Sierra Health Services, Inc.	THC of Nevada THC of Nevada Pharmacy
Sierra Nevada Administrators, Inc.	NV	Sierra Health Services, Inc.
Southwest Medical Associates, Inc.	NV	Sierra Health Services, Inc.	Southwest Hospitalist Services Group SMA Lifestyle Center
Southwest Michigan Health Network Inc.	MI	UnitedHealthcare, Inc.
Specialty Benefits, LLC	DE	United HealthCare Services, Inc.

Spectera of New York, IPA, Inc.	NY	Spectera, Inc.
Spectera, Inc.	MD	Specialty Benefits, LLC	CARE Programs, a division of Spectera, Inc. Health Benefit Services, Inc. Spectera United Optical
The Lewin Group, Inc.	NC	Optum Public Sector Solutions, Inc.	Lewin
Three Rivers Holdings, Inc.	DE	AmeriChoice Corporation
Travel Express Incorporated	MD	FrontierMEDEX, Inc.
U.S. Behavioral Health Plan, California	CA	United Behavioral Health	OptumHealth Behavioral Solutions of California
UHC International Services, Inc.	DE	UnitedHealth Group Incorporated
UHC of California	CA	United HealthCare Services, Inc.	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHIC Holdings, Inc.	DE	United HealthCare Services, Inc.
Ultima Rx, LLC	FL	United HealthCare Services, Inc.
UMR Care Management, LLLP	DE	United HealthCare Services, Inc.	UMR Care Management, LLP UMR Care Management, LLLP, LTD. ValueCHECK VALUECHECK
UMR, Inc.	DE	United HealthCare Services, Inc.	Fiserv Health - Wausau Benefits UMR UMR, Inc.
Unimerica Insurance Company	WI	OptumHealth Holdings, LLC	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY	UnitedHealthcare Insurance Company
Unison Administrative Services, LLC	PA	Three Rivers Holdings, Inc.
Unison Health Plan of Delaware, Inc.	DE	Three Rivers Holdings, Inc.	UnitedHealthcare Community Plan
Unison Health Plan of the Capital Area, Inc.	DC	Three Rivers Holdings, Inc.	UnitedHealthcare Community Plan
United Behavioral Health	CA	OptumHealth Holdings, LLC	OPTUMHEALTH BEHAVIORAL SOLUTIONS Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY	United Behavioral Health
United Health Foundation	MN	UnitedHealth Group Incorporated	United Health Hospice Foundation

United HealthCare Services, Inc.	MN	UnitedHealth Group Incorporated
AmeriChoice
Center for Health Care Policy and Evaluation
Charter HealthCare, Inc.
Employee Performance Design
Evercare
Healthmarc
HealthPro
Health Professionals Review
Optum
UHC Management
UHC Management Company
UHC Management Company, Inc.
Unimerica Workplace Benefits
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealth Products

United Resource Networks IPA of New York, Inc.	NY	OptumHealth Care Solutions, Inc.
UnitedHealth Advisors, LLC	ME	United HealthCare Services, Inc.	UnitedHealthcare
UnitedHealth Group Global Healthcare Services Limited	Ireland	United HealthCare Services, Inc.
UnitedHealth Group Global Services, Inc.	Philippines	UnitedHeatlh Group International, B.V.
UnitedHealth Group Incorporated	MN	N/A	UnitedHealth Group
UnitedHealth Group Information Services Private Limited	India	UnitedHealth Group International B.V.
UnitedHealth Group International B.V.	Netherlands	UnitedHealth Group Incorporated
UnitedHealth Group International GP	Caymans	UnitedHealth Group Incorporated
UnitedHealth Group International LP	Caymans	UnitedHealth Group International GP - General Partner UnitedHealth Group Incorporated - Limited Partner
UnitedHealth Group Ventures, LLC	DE	UnitedHealth Group Incorporated
UnitedHealth International, Inc.	DE	UnitedHealth Group Incorporated
UnitedHealth Military & Veterans Services, LLC	DE	United HealthCare Services, Inc.
UnitedHealth UK Limited	UK	Ingenix UK Holdings Limited
UnitedHealthcare Benefits of Texas, Inc.	TX	United HealthCare Services, Inc.	PacifiCare Secure Horizons
UnitedHealthcare Community Plan of Ohio, Inc.	OH	Three Rivers Holdings, Inc.	Unison Unison Kids Unison ABD Plus Unison Health Plan Unison Advantage

UnitedHealthcare Community Plan of Texas, L.L.C.	TX	Ovations, Inc.	United Healthcare - Texas UnitedHealthcare Community Plan
UnitedHealthcare Community Plan, Inc.	MI	AmeriChoice Corporation
UnitedHealthcare India Private Limited	India	UnitedHealthcare International II, Inc.
UnitedHealthcare Insurance Company	CT	UHIC Holdings, Inc.	UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	IL	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of New York	NY	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of the River Valley	IL	UnitedHealthcare Services Company of the River Valley, Inc.
UnitedHealthcare International Asia, LLC	DE	UnitedHealth Group Incorporated
UnitedHealthcare International I S.á.r.l.	Luxembourg	UnitedHealth Group International LP
UnitedHealthcare International I, B.V.	Netherlands	UnitedHealth Group International LP
UnitedHealthcare International II S.á.r.l.	Luxembourg	UnitedHealthcare International I S.á.r.l.
UnitedHealthcare International II, B.V.	Netherlands	UnitedHealthcare International I, B.V.
UnitedHealthcare International III S.á.r.l.	Luxembourg	UnitedHealthcare International II S.á.r.l.
UnitedHealthcare International IV S.á.r.l.	Luxembourg	UnitedHealthcare International II S.á.r.l.
UnitedHealthcare International LATAM Corporation	DE	UnitedHealth Group Incorporated
UnitedHealthcare of Alabama, Inc.	AL	UnitedHealthcare, Inc.
UnitedHealthcare of Arizona, Inc.	AZ	UnitedHealthcare, Inc.
UnitedHealthcare of Arkansas, Inc.	AR	UnitedHealthcare, Inc.	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	UnitedHealthcare, Inc.	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	FL	UnitedHealthcare, Inc.	AMERICHOICE EVERCARE AT HOME OPTUMHEALTH OVATIONS
UnitedHealthcare of Georgia, Inc.	GA	UnitedHealthcare, Inc.	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	IL	UnitedHealthcare, Inc.
UnitedHealthcare of Kentucky, Ltd.	KY	United HealthCare Services, Inc.	United Healthcare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	LA	UnitedHealthcare, Inc.	UnitedHeatlhcare Community Plan
UnitedHealthcare of Mississippi, Inc.	MS	UnitedHealthcare, Inc.
UnitedHealthcare of New England, Inc.	RI	United HealthCare Services, Inc.
UnitedHealthcare of New Mexico, Inc.	NM	UnitedHealthcare Insurance Company
UnitedHealthcare of New York, Inc.	NY	AmeriChoice Corporation	AmeriChoice
UnitedHealthcare of North Carolina, Inc.	NC	UnitedHealthcare, Inc.
UnitedHealthcare of Ohio, Inc.	OH	United HealthCare Services, Inc.

UnitedHealthcare of Oklahoma, Inc.	OK	United HealthCare Services, Inc.	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	OR	United HealthCare Services, Inc.	PacifiCare Secure Horizons
UnitedHealthcare of Pennsylvania, Inc.	PA	Three Rivers Holdings, Inc.	Unison Health Plan & Unison Advantage
UnitedHealthcare of South Carolina, Inc.	SC	Three Rivers Holdings, Inc.
UnitedHealthcare of Texas, Inc.	TX	UnitedHealthcare, Inc.
UnitedHealthcare of the Mid-Atlantic, Inc.	MD	UnitedHealthcare, Inc.
UnitedHealthcare of the Midlands, Inc.	NE	UnitedHealthcare, Inc.
UnitedHealthcare of the Midwest, Inc.	MO	UnitedHealthcare, Inc.
UnitedHealthcare of Utah, Inc.	UT	UnitedHealthcare, Inc.	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	WA	United HealthCare Services, Inc.	PacifiCare Secure Horizons
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare, Inc.	UNITEDHEALTHCARE OF WISCONSIN-PERSONAL CARE PLUS
UnitedHealthcare Plan of the River Valley, Inc.	IL	UnitedHealthcare Services Company of the River Valley, Inc.
UnitedHealthcare Service LLC	DE	UnitedHealthcare Insurance Company
UnitedHealthcare Services Company of the River Valley, Inc.	DE	UnitedHealthcare, Inc.
UnitedHealthcare Specialty Benefits, LLC	ME	Specialty Benefits, LLC	Workup, LLC
UnitedHealthcare, Inc.	DE	United HealthCare Services, Inc.
UnitedHealthOne Agency, Inc.	IN	Golden Rule Financial Corporation	UnitedOne Insurance Agency
Valley Physicians Network, Inc.	CA	PrimeCare Medical Network, Inc.
WellMed Medical Management of Florida, Inc.	FL	WellMed Medical Management, Inc.
Princeton Medical Management Resources of Florida, Inc.
WellMed at Fort Pierce
WellMed at Port St. Lucie - East
WellMed at Port St. Lucie - Wes
WellMed at South Stuart
WellMed at North Stuart
WellMed at Vero Beach
WellMed at Sebastian
WellMed at St. Lucie Medical Center

WellMed Medical Management, Inc.	TX	Collaborative Care Holdings, LLC	HealthRight DataRaps, Inc Silver Life Fitness
Wellness, Inc.	IL	OptumHealth Care Solutions, Inc.	Illinois Wellness, Inc. Wellness, Inc. (Illinois) Wellness, Inc. of Illinois Wellness, Inc., which will do business in California as Illinois Wellness, Inc.
XLHealth Corporation	MD	United HealthCare Services, Inc.
XLHealth Corporation India Private Limited	India	XLHealth Corporation

Your Health Options Insurance Services, Inc.	CA	PrimeCare Medical Network, Inc.
Your Partners in Health Services, Inc.	IL	North American Medical Management - Illinois, Inc.